Net loss per share and unaudited pro forma net loss per share attributable to common stockholders - Additional Information (Detail) $ / shares in Units, $ in Thousands	12 Months Ended
Jan. 31, 2019 USD ($) $ / shares shares
Earnings Per Share [Abstract]
Conversion upon the initial public offering of all outstanding shares of Convertible Preferred | shares	25,311,535
Cashless exercise of a warrant to purchase | shares	116,232
Fair market value of the Company's common stock	$ 36,959
Warrant initial public offering price	16.00
Unaudited pro forma basic and diluted net loss per share	$ 1,129,539
Proceeds to pay the dividend amount | $	$ 18,073
Initial public offering price	$ 16.00